UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

THE ARENA GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

delaware	001-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, 24th Floor, New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-321-5002

(Former Name, or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 to this Current Report on Form 8-K, on June 1, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of The Arena Group Holdings, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2022 Stock and Incentive Compensation Plan (the “2022 Plan,” and as amended and restated, the “Restated 2022 Plan”) to: (i) increase the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) reserved for issuance thereunder by 1,800,000 shares and (ii) modify the term of the 2022 Plan such that the Restated 2022 Plan will terminate on June 2, 2032 (ten years from when the Company’s stockholders initially adopted the 2022 Plan) unless it is terminated earlier by the Company’s Board of Directors (the “Board”). The Restated 2022 Plan had been approved, subject to stockholder approval, by the Board on April 16, 2023.

A more complete description of the terms of the Restated 2022 Plan can be found in “Proposal No. 6 – Approval of Amendment and Restatement of the 2022 Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Restated 2022 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved a proposal to adopt a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to exculpate certain of its officers from personal liability for breach of the duty of care in certain actions, as permitted by Section 102(b)(7) of the Delaware General Corporation Law (such amendment to the Charter, the “Officer Exculpation Charter Amendment”).

On June 2, 2023, the Company filed the Officer Exculpation Charter Amendment with the Delaware Secretary of State and the Charter became effective on filing. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Officer Exculpation Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, April 13, 2023 (the “Record Date”), the Common Stock and the Company’s Series H convertible preferred stock, par value $0.01 per share (the “Series H Preferred Stock,” and, collectively with the Common Stock, the “Voting Securities”) were the only classes of voting stock issued and outstanding. On the Record Date, there were 21,784,844 shares of the Common Stock and 14,356 shares of Series H Preferred Stock issued and outstanding. For purposes of conducting business at the Annual Meeting, the Series H Preferred Stock votes together with the Common Stock as a single class, with the Series H Preferred Stock having a number of votes equal to the number of votes that the holder of the Series H Preferred Stock would be entitled to cast had such holder converted its Series H Preferred Stock into shares of the Common Stock on the Record Date for determining the stockholders eligible to vote. The Series H Preferred Stock is subject to a “conversion block,” such that the holder cannot convert or vote any portion of the Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of the Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to the Company). Accordingly, after taking into account the “conversion block,” the holders of the Series H Preferred Stock holding 9,357 shares were entitled to vote at the Annual Meeting which is the equivalent of 1,291,237 shares of the Common Stock; thus, a total of 23,076,081 shares of Voting Securities were entitled to vote at the Annual Meeting. Of these shares, 16,650,761 were present or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business at the Annual Meeting.

The following proposals were voted on at the Annual Meeting, as described in greater detail in the Proxy Statement:

Proposal 1 – Election of Directors. Our stockholders duly elected Ross Levinsohn, Todd Sims, Daniel Shribman, Carlo Zola, Christopher Petzel, Laura Lee, and H. Hunt Allred by at least a plurality of the votes cast, to serve for an additional one-year term ending at the annual meeting of stockholders following the Annual meeting, or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes

Ross Levinson	13,493,153	100,138	3,057,470
Todd Sims	12,817,094	776,197	3,057,470
Daniel Shribman	12,155,216	1,438,075	3,057,470
Carlo Zola	13,483,330	109,961	3,057,470
Christopher Petzel	12,563,652	1,029,639	3,057,470
Laura Lee	12,928,889	664,402	3,057,470
H. Hunt Allred	12,936,742	656,549	3,057,470

Proposal 2 – Ratification of the Appointment of Marcum LLP (“Marcum”), as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2023. The stockholders approved the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

16,623,458	24,146	3,157	0

Proposal 3 - Approval of the Compensation of the Named Executive Officers. The stockholders approved the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

13,349,435	177,991	65,865	3,057,470

Proposal 4 - Selection of the Frequency of Future Advisory Votes on the Compensation of the Named Executive Officers. The stockholders selected that future advisory votes on the compensation of the Company’s named executive officers should be held every three years. In accordance with the voting results for this proposal, the Board has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every three years. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of named executive officers.

The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

2,841,969	43,138	10,671,432	36,752	3,057,470

Proposal 5 - Approval of the Officer Exculpation Charter Amendment. The stockholders approved the Officer Exculpation Charter Amendment. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

13,455,809	128,460	9,022	3,057,470

Proposal 6 - Approval of the Restated 2022 Plan. The stockholders approved Restated 2022 Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

11,849,015	1,475,501	268,775	3,057,470

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation*
10.1	Amended and Restated 2022 Stock and Incentive Compensation Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: June 2, 2023	By:	/s/ Douglas Smith
	Name:	Douglas Smith
	Title:	Chief Financial Officer